UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2023

Liberty Star Uranium & Metals Corp.

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-50071	90-0175540
(Commission File Number)	(IRS Employer Identification No.)

2 East Congress St. Ste 900, Tucson, AZ	85701
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (520) 425-1433

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LBSR	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities

On November 9, 2023, Liberty Star Uranium & Metals Corp. (“the Company”) entered into an agreement to issue a total of 250,000 shares of its “Class A Common Stock”, to Pete O’Heeron, Chairman of the Board, Treasurer, Secretary & Director of the Company. The consideration paid for the Class A Common Stock was $9,525 ($0.0381 per share). The Class A Common Stock was issued in reliance upon an exemption from registration provided by Section 4(2) of the Securities Act of 1933 and Regulation D promulgated thereunder.

Item 5.01. Changes in Control of Registrant

On November 9, 2023, the Company had a change of control as a result of issuance of 250,000 shares of Class A Common Stock, as described in Item 3.02 above. The Class A Common Stock returned to treasury (250,000 shares) on October 20,2023 was purchased on 11.9.2023 by Pete O’Heeron (250,000 shares). Prior to issuance of the Class A Common Stock on 11.9.2023, the Company held 250,000 Class A shares with 200 votes each for 50,000,000 votes, and now the total held for Class A shares is 500,000 with 200 votes each or a total of 100,000,000 votes.

Prior to issuance of the Class A Common Stock, the Company had 49,813,861 shares of its common stock issued and outstanding and each such share of common stock has one vote on all matters submitted to the shareholders for a vote. Each of the issued and outstanding shares of Class A Common Stock has 200 votes per share, and the holders of such shares vote with the holders of outstanding common stock for election of directors and on all matters submitted to the shareholders for a vote. Accordingly, the 500,000 shares of Class A Common Stock have a total of 100,000,000 votes on all matters submitted to the shareholders for a vote, which represents 66.8% of the total number of votes eligible to be cast and may be deemed to represent control of the Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY STAR URANIUM & METALS CORP.

Dated: November 14, 2023,	/s/ Patricia Madaris
Patricia Madaris, VP Finance & CFO